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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): APRIL 2, 2002

                                  TOROTEL, INC.
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             (Exact name of registrant as specified in its charter)

                                    MISSOURI
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                 (State or other jurisdiction of incorporation)

             1-8125                                44-0610086
     ------------------------           ---------------------------------
     (Commission File Number)           (IRS Employer Identification No.)

                13402 SOUTH 71 HIGHWAY, GRANDVIEW, MISSOURI 64030
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(Address of principal executive of offices)                 (Zip Code)

Registrant's telephone number, including area code (816) 761-6314

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION.

Effective April 2, 2002, the Registrant ("Torotel") acquired 100 percent of the common stock of Electronika, Inc. of Gardena, California, through a negotiated merger of Electronika into a newly formed subsidiary. Torotel exchanged 2,300,000 unregistered shares of its common stock for all of the pre-merger outstanding shares of Electronika. Electronika is a privately held design, marketing and licensing company selling ballast transformers to the airline industry. Electronika's business operations will be relocated to Torotel's offices in Grandview, Missouri.

Torotel's common stock trades on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol "TTLO". On March 21, 2002, the last trading day before the public announcement regarding the acquisition, the last reported sales prices of the common stock on the OTCBB were as follows: High $1.05 Low $.80.

The acquisition will be recorded at a per share value of $1.00. The consideration of 2,300,000 shares was determined through arms-length negotiations between Torotel and Electronika. In reaching its determination, Torotel's Board of Directors considered a number of factors, including the following:

     1. The financial condition, results of operations and business prospects of Torotel;
     2. The financial condition, results of operations and business prospects of Electronika;
     3.   The strategic fit between the two companies;
     4.   The structure of the transaction and the terms of the agreement; and
     5. A fairness opinion rendered by Stern Brothers Valuation Advisors as to the fairness, from a financial point of view, to the shareholders of Torotel.

Torotel's Board of Directors believes that the combined company will have greater financial strength, earnings power and growth potential than either Torotel or Electronika would have on its own.

Prior to the acquisition, Torotel had 2,811,590 common shares outstanding, of which the Electronika shareholders, as individuals and as limited partners in the Caloyeras Family Partnership, L.P. (the "Caloyeras family"), owned 207,900 shares, or 7.4 percent. After closing of this transaction, Torotel now has 5,111,590 common shares outstanding, of which the Caloyeras family controls 49 percent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The required financial statements for Electronika will be filed under cover of Form 8 no later than May 15, 2002.

     (b)  PRO FORMA FINANCIAL INFORMATION

          The required pro forma financial information will be filed under cover of Form 8 no later than May 15, 2002.

     (c)  EXHIBITS.

          Exhibit                  Description
          -------                  -----------
               1         News Release dated March 21, 2002
               2         Agreement and Plan of Reorganization


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOROTEL, INC.

Date: April 12, 2002                         By: /s/ H. James Serrone
      -----------------------                    -------------------------------
                                                 H. James Serrone
                                                 Vice President of Finance
                                                 ad Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION                            PAGES
-------                       -----------                            -----
     1         News Release dated March 21, 2002                       2

     2         Agreement and Plan of Reorganization                   55